UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2018

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 River Street

Hoboken, New Jersey 07030

(Address of principal executive offices including zip code)

(201) 610-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 9, 2018, Newell Brands Inc. (the “Company”) issued a press release announcing that it had received a notice on February 8, 2018 from Starboard Value and Opportunity Master Fund Ltd. (“Starboard”) of Starboard’s intention to nominate 10 individuals to the Company’s Board of Directors at the Company’s 2018 Annual Meeting of Stockholders. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Also on February 9, 2018, the Company sent a letter to its employees regarding the above mentioned Starboard notice. A copy of the Company’s letter is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release, dated February 9, 2018, of Newell Brands Inc.

99.2	Letter to Newell Brands Inc. employees, dated February 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Date: February 9, 2018	By:	/s/ Bradford R. Turner
Bradford R. Turner

	Its:	Chief Legal and Administrative Officer and Corporate Secretary